SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 26, 1998


                           FLEET FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


       1-6366                                       05-0341324
(Commission File Number)                  (IRS Employer Identification No.)


   ONE FEDERAL STREET, BOSTON, MA                       02110
(Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: 617-346-4000



         (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS.

     Pursuant to a Purchase Agreement dated January 26, 1998 by and among Fleet Financial Group, Inc. ("Fleet"), Fleet Capital Trust III ("Fleet Capital" or the "Trust") and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Smith Barney Inc. (the "Underwriters"), a copy of which is attached hereto as Exhibit 1, Fleet Capital agreed to issue and sell to the Underwriters 4,800,000 7.05% Trust Originated Preferred Securities SM ("TOPrS SM"), which represent undivided preferred beneficial interests in the assets of Fleet Capital. The closing of the sale of the Preferred Securities will take place on January 29, 1998.

     Fleet will own all of the Common Securities (the "Common Securities," and together with the Preferred Securities, the "Trust Securities") representing undivided beneficial interests in the assets of Fleet Capital. Upon an event of default under Fleet Capital's Declaration of Trust (the "Declaration"), the holders of Preferred Securities will have a preference over the holders of the Common Securities with respect to payments of distributions and payments upon redemption, liquidation and otherwise. Fleet Capital exists for the sole purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 7.05% Junior Subordinated Debentures due 2028 (the "Junior Subordinated Debentures") of Fleet. The Junior Subordinated Debentures will mature on March 31, 2028 (the "Stated Maturity").

     The Preferred Securities and Junior Subordinated Debentures were registered under two Registration Statements on Form S-3 (Nos. 333-15435 and 333-44921) filed with the Securities and Exchange Commission (collectively, the "Registration Statement").

     Holders of the Preferred Securities are entitled to receive cumulative cash distributions at an annual rate of 7.05% of the liquidation amount of $25 per Capital Security, accruing from the date of original issuance and payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing March 31, 1998 ("distributions"). The payment of distributions out of moneys held by Fleet Capital and payments on liquidation of Fleet Capital or the redemption of Preferred Securities are guaranteed by Fleet (the "Guarantee"). The Guarantee covers payments of distributions and other payments on the Preferred Securities if and to the extent that Fleet Capital has funds available therefor, which will not be the case unless Fleet has made a payment of interest or principal or other payments on the Junior Subordinated Debentures held by Fleet Capital as its sole asset. The Guarantee, when taken together with Fleet's obligations under the Junior Subordinated Debentures and the related Indenture and its obligations under the Declaration, including its liabilities to pay costs, expenses, debts and obligations of Fleet Capital (other than with respect to the Trust Securities), provide a full and unconditional guarantee of amounts due on the Preferred Securities.

SM "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

     The obligations of Fleet under the Guarantee are subordinate and junior in right of payment to all other liabilities of Fleet and rank pari passu with the most senior preferred stock issued, from time to time, if any, by Fleet. The obligations of Fleet under the Junior Subordinated Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (each as defined in the Registration Statement) of Fleet, which aggregated approximately $4.0 billion (holding company only) at September 30, 1997, and rank pari passu with Fleet's other general unsecured creditors. In addition, because Fleet is a holding company, the Junior Subordinated Debentures are effectively subordinated to all existing and future liabilities of Fleet's subsidiaries, including depositors.

     So long as Fleet shall not be in default in the payment of interest on the Junior Subordinated Debentures, Fleet has the right to defer payments of interest on the Junior Subordinated Debentures by extending the interest payment period on the Junior Subordinated Debentures at any time for up to 20 consecutive quarters (each, an "Extension Period"), provided that an Extension Period may not extend beyond the Stated Maturity of the Junior Subordinated Debentures. If interest payments are so deferred, distributions on the Preferred Securities will also be deferred. During such Extension Period, distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at an annual rate of 7.05% percent per annum compounded quarterly, and during any Extension Period, holders of Preferred Securities will be required to include such deferred interest in their gross income for United States federal income tax purposes in advance of receipt of the cash distributions with respect to such deferred interest. There could be multiple Extension Periods of varying lengths throughout the term of the Junior Subordinated Debentures.

     The Trust Securities will be subject to mandatory redemption (i) in whole but not in part, on the Stated Maturity upon repayment of the Junior Subordinated Debentures, (ii) in whole but not in part, at any time prior to March 31, 2003, contemporaneously with the optional prepayment of the Junior Subordinated Debentures upon the occurrence and continuation of a Special Event (as defined in the Registration Statement), and (iii) in whole or in part, on or after March 31, 2003, contemporaneously with the optional prepayment by Fleet of the Junior Subordinated Debentures, in each case at a redemption price of $25 per Trust Security, plus accrued and unpaid interest thereon.

     The Junior Subordinated Debentures will be prepayable prior to the Stated Maturity at the option of Fleet (i) in whole or in part, from time to time, on or after March 31, 2003 or (ii) at any time prior to March 31, 2003, in whole but not in part, upon the occurrence and continuation of a Special Event, in either case at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of prepayment.

     Fleet will have the right at any time to liquidate Fleet Capital and cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities. Any such redemption or distribution of the Junior Subordinated Debentures may require the prior approval of the Board of Governors of the Federal Reserve System, if such approval is then required under applicable law, rules, guidelines or policies. In the event of the involuntary or voluntary dissolution, winding-up or termination of Fleet Capital, the holders of the Preferred Securities will be entitled to receive for each Preferred Security a liquidation amount of $25 plus accrued and unpaid distributions thereon (including interest thereon) to the date of payment, unless, in connection with such dissolution, the Junior Subordinated Debentures are distributed to the holders of the Preferred Securities.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as part of this report:

   Item 601
Exhibit Table
  REFERENCE                 EXHIBIT TITLE

1 Purchase Agreement dated January 26, 1998 by and among Fleet, the Trust and Merrill Lynch & Co., A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Smith Barney Inc.

4(a) Amended and Restated Declaration of Trust of Fleet Capital Trust III dated January 29, 1998 between Fleet and The First National Bank of Chicago, as Trustee.

4(b) Indenture dated December 11, 1996 between Fleet and The First National Bank of Chicago, as Trustee(incorporated by reference to Exhibit 4(b) to Fleet's Current Report on Form 8-K dated December 6, 1996).

4(c) Third Supplemental Indenture dated January 29, 1998 between Fleet and The First National Bank of Chicago, as Trustee.

4(d)                Form of Preferred Security (included in Exhibit 4(a)).

4(e)                Form of Junior  Subordinated  Debenture (included in Exhibit
                    4(c)).

4(f)                Preferred   Securities  Guarantee  dated  January  29,  1998
                    between Fleet and The First National Bank of Chicago, as Trustee.

8                   Tax Opinion of Edwards & Angell

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                      FLEET FINANCIAL GROUP, INC.




                                     By:/S/ WILLIAM C. MUTTERPERL
                                        -------------------------
                                            William C. Mutterperl
                                            Senior Vice President, Secretary
                                               and General Counsel


Date:  January 26, 1998